CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 48,926	$ 54,434	$ 63,714
Defined pension and other postretirement benefit plans:
Net actuarial loss arising during the period	(108)	(91)
Income tax benefit	11	21
Defined pension and other postretirement benefit plans, net of tax	(97)	(70)
Foreign currency translations adjustments:
Unrealized net loss arising during the period	(2,671)	(5,305)	(3,945)
Income tax benefit (expense)	401	904	(308)
Foreign currency translations loss, net of tax	(2,270)	(4,401)	(4,253)
Total other comprehensive loss	(2,367)	(4,471)	(4,253)
Comprehensive income	46,559	49,963	59,461
Less: Comprehensive income attributable to redeemable non-controlling interest	(35)	(8)
Comprehensive income attributable to AVG Technologies N.V.	$ 46,524	$ 49,955	$ 59,461